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                                                                   EXHIBIT 10.11

                                   EMPI, INC.
                              EQUITY INCENTIVE PLAN

                                   ARTICLE 1

                                     PURPOSE

         The purpose of the Empi, Inc. Equity Incentive Plan (the "Plan") is to promote the success and enhance the value of Empi, Inc. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

                                   ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

         Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

         2.1 "Award" means an award of an Option or of Restricted Stock granted
              -----
to a Participant pursuant to the Plan.

         2.2 "Award Agreement" means any written agreement, contract, or other
              ---------------
instrument or document evidencing an Award.

         2.3 "Board" means the Board of Directors of the Company.
              -----

         2.4 "Change in Control" means the consummation by the Company (whether
              -----------------
directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, business combination or sale or other disposition of the equity securities of the Company with or to an Unaffiliated Person, whereby the Initial Investor(s) receive consideration for their equity securities of the Company that is substantially all cash or (y) a sale or other disposition of all or substantially all of the Company's assets to an Unaffiliated Person, whereby the Initial Investors receive consideration for such assets that is substantially all cash. The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

         2.5 "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         2.6 "Committee" means the committee of the Board described in
              ---------
Article 9.

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         2.7 "Consultant" means any consultant or adviser if:
              ----------

             (a) The consultant or adviser renders bona fide services to the Company;

             (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

             (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

         2.8 "Covered Employee" means an Employee who is, or could be, a
              ----------------
"covered employee" within the meaning of Section 162(m) of the Code.

         2.9 "Disability" means that the Participant qualifies to receive
              ----------
long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

         2.10 "Effective Date" shall have the meaning set forth in Section 10.1.
               --------------

         2.11 "Eligible Individual" shall mean any person who is a member of the
               -------------------
Board, Consultant of Employee, as determined by the Committee.

         2.12 "Employee" means any officer or other employee (as defined in
               --------
accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

         2.13 "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

         2.14 "Fair Market Value" means, as of any given date, the average
               -----------------
closing price of a share of Stock as reported on the New York Stock Exchange (or any national securities exchange on which such shares are then trading), on the twenty trading days immediately preceding such date.

         2.15 "Incentive Stock Option" means an Option that is intended to meet
               ----------------------
the requirements of Section 422 of the Code or any successor provision thereto.

         2.16 "Independent Director" means a Director who is not an Employee of
               --------------------
the Company.

         2.17 "Non-Employee Director" means a member of the Board who qualifies
               ---------------------
as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

         2.18 "Non-Qualified Stock Option" means an Option that is not intended
               --------------------------
to be an Incentive Stock Option.

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         2.19 "Option" means a right granted to a Participant pursuant to
               ------
Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

         2.20 "Participant" means any Eligible Individual who, as a member of
               -----------
the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

         2.21 "Performance-Based Award" means an Award granted to selected
               -----------------------
Covered Employees pursuant to Article 6. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

         2.22 "Performance Criteria" means the criteria that the Committee
               --------------------
selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by
Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

         2.23 "Performance Goals" means, for a Performance Period, the goals
               -----------------
established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

         2.24 "Performance Period" means the one or more periods of time, which
               ------------------
may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to a Performance-Based Award.

         2.25 "Person" means an individual, partnership, corporation, limited
               ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

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         2.26 "Plan" means this Empi, Inc. Equity Incentive Plan, as it may be
               ----
amended from time to time.

         2.27 "Public Trading Date" means the first date upon which Stock is
               -------------------
listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

         2.28 "Qualified Performance-Based Compensation" means any compensation
               ----------------------------------------
that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

         2.29 "Restricted Stock" means Stock awarded to a Participant pursuant
               ----------------
to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

         2.30 "Securities Act" means the Securities Act of 1933, as amended.
               --------------

         2.31 "Stock" means the common stock of the Company, par value $0.01 per
               -----
share, and such other securities of the Company that may be substituted for Stock pursuant to Article 8.

         2.32 "Subsidiary" means any "subsidiary corporation" as defined in
               ----------
Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

         2.33 "Termination of Employment" means the time when the
               -------------------------
employee-employer relationship between a Participant and the Company (or one of its Subsidiaries) is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding (a) a termination where there is a simultaneous reemployment by the Company (or one of its Subsidiaries), (b) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under Section 442(a)(2) of the Code.

         2.34 "Unaffiliated Person" means a Person or related "group" of Persons
               -------------------
(as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) that is not an "affiliate" (as such term is used in Section 13 of the Exchange Act) of a Person or "group" that is a stockholder of the Company on the date this plan is adopted by the Company (any such stockholder, an "Initial Investor").

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                                   ARTICLE 3

                           SHARES SUBJECT TO THE PLAN

         3.1 Number of Shares.
             ----------------

             (a) Subject to Article 8 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall not exceed in the aggregate 500,000 shares of Stock, plus an annual increase beginning on December 31, 2005 and ending on December 31, 2009 equal to up to 100,000 shares of the Stock outstanding as of the Effective Date (or such lesser number of shares as is determined by the Board). For the avoidance of doubt, on or after December 31, 2009, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall not exceed in the aggregate 900,000 shares of Stock.

             (b) Notwithstanding Section 3.1(a): (i) the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award; (ii) shares of Stock that are potentially deliverable under any Award that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan; (iii) shares of Stock that have been issued in connection with any Award (e.g., Restricted Stock) that is canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards; and (iv) shares of Stock withheld in payment of the exercise price or taxes relating to any Option shall be deemed to constitute shares not delivered to the Participant and shall be deemed to be available for Awards under the Plan; provided, however, that, no shares shall become available pursuant to this
Section 3.1(b) to the extent that (x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a "material revision" of the Plan subject to stockholder approval under then applicable rules of the New York Stock Exchange (or any other applicable exchange or quotation system). In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares of Stock issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 3.1 shall apply to the share limit imposed to conform to the regulations promulgated under the Code with respect to Incentive Stock Options only to the extent consistent with applicable regulations relating to Incentive Stock Options under the Code. Because shares of Stock will count against the number reserved in
Section 3.1 upon delivery, the Committee may, subject to the share counting rules under this Section 3.1, determine that Awards may be outstanding that relate to a greater number of shares of Stock than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares of Stock in excess of the number then available under the Plan.

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         3.2 Stock Distributed. Any Stock distributed pursuant to an Award may
             -----------------
consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

         3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding
             ------------------------------------------------
any provision in the Plan to the contrary, and subject to Article 8, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a rolling three-year period (measured from the date of any grant) shall be 200,000; provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with
Section 3.1); (b) the issuance of all of the shares of Stock reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under
Section 12 of the Exchange Act; or (e) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

                                   ARTICLE 4

                          ELIGIBILITY AND PARTICIPATION

         4.1 Eligibility. Persons eligible to participate in this Plan include
             -----------
Employees, Consultants, and all members of the Board, as determined by the Committee.

         4.2 Participation. Subject to the provisions of the Plan, the Committee
             -------------
may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

                                   ARTICLE 5

                                  STOCK OPTIONS

         5.1 General. Subject to Section 5.3, the Committee is authorized to
             -------
grant Options to Participants on the following terms and conditions:

             (a) Exercise Price. The exercise price per share of Stock subject
                 --------------
to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than par value of a share of Stock on the date of grant.

             (b) Time and Conditions of Exercise. The Committee shall determine
                 -------------------------------
the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years; and, provided, further, that, unless otherwise provided in an Award Agreement, in the case of a Non-Qualified Stock Option, such Option shall be exercisable for one year after the date of the Participant's death (but not later

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than the expiration of the original term). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

             (c) Payment. The Committee shall determine the methods by which the
                 -------
exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held for longer than 6 months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

             (d) Evidence of Grant. All Options shall be evidenced by a written
                 -----------------
Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

         5.2 Incentive Stock Options. Incentive Stock Options may be granted
             -----------------------
only to officers or other Employees of the Company and any Subsidiary, and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

             (a) Exercise Price. The exercise price per share of Stock or any
                 --------------
Incentive Stock Option shall be set by the Committee; provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

             (b) Expiration of Option. An Incentive Stock Option may not be
                 --------------------
exercised to any extent by anyone after the first to occur of the following events:

                 (i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

                 (ii) The Participant's termination of employment or service for any reason other than the Participant's death or Disability, unless otherwise provided in the Award Agreement.

                 (iii) One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to

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make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

             (c) Individual Dollar Limitation. The aggregate Fair Market Value
                 ----------------------------
(determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

             (d) Ten Percent Owners. An Incentive Stock Option shall be granted
                 ------------------
to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

             (e) Transfer Restriction. The Participant shall give the Company
                 --------------------
prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

             (f) Expiration of Incentive Stock Options. No Award of an Incentive
                 -------------------------------------
Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

             (g) Right to Exercise. During a Participant's lifetime, an
                 -----------------
Incentive Stock Option may be exercised only by the Participant.

         5.3 Granting of Options to Independent Directors. The Board may from
             --------------------------------------------
time to time, in its sole discretion, and subject to the limitations of the
Plan:

             (a) Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

             (b) Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

             (c) Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

Options granted to Independent Directors shall be Non-Qualified Stock Options.

                                        8

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                                   ARTICLE 6

                             RESTRICTED STOCK AWARDS

         6.1 Grant of Restricted Stock. The Committee is authorized to make
             -------------------------
Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions, including but not limited to the vesting period, as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Award Agreement.

         6.2 Issuance and Restrictions. Restricted Stock shall be subject to
             -------------------------
such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         6.3 Forfeiture. Except as otherwise determined by the Committee at the
             ----------
time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         6.4 Performance-Based Awards.
             ------------------------

             (a) Generally. To the extent necessary to comply with the Qualified
                 ---------
Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock granted under this Article 6 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Restricted Stock, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Restricted Stock, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

             (b) Award of Performance-Based Awards. Unless otherwise provided in
                 ---------------------------------
the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award is awarded to the Participant. Furthermore, a Participant

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

shall be eligible to receive a Performance-Based Award only if the Performance Goals for such period are achieved. A Performance-Based Award may be subject to additional vesting requirements as set forth in the applicable Award Agreement.

             (c) Additional Limitations. Notwithstanding any other provision of
                 ----------------------
the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

         6.5 Certificates for Restricted Stock. Restricted Stock granted
             ---------------------------------
pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                   ARTICLE 7

                         PROVISIONS APPLICABLE TO AWARDS

         7.1 Award Agreement. Awards under the Plan shall be evidenced by Award
             ---------------
Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

         7.2 Amendment of Award Agreements. The Committee at any time, and from
             -----------------------------
time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of an Participant under an Award Agreement shall not be adversely impaired without the Participant's written consent. The Company shall provide a Participant with notice of any amendment made to such Participant's existing Award Agreement. For the avoidance of doubt, Award Agreements are subject to Article 8 of the Plan; accordingly, any action taken by the Committee pursuant to Article 8 is not an amendment to an Award Agreement.

         7.3 Limits on Transfer. No right or interest of a Participant in any
             ------------------
Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family

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

and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

         7.4 Beneficiaries. Notwithstanding Section 7.3, a Participant may, in
             -------------
the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         7.5 Stock Certificates. Notwithstanding anything herein to the
             ------------------
contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                   ARTICLE 8

                          CHANGES IN CAPITAL STRUCTURE

         8.1 Adjustments.
             -----------

             (a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the shares of Stock or the share price of the Stock, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

             (b) In the event of any transaction or event described in Section 8.1(a), a liquidation or dissolution of the Company or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

                 (i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 8.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

                 (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                 (iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

                 (iv) To provide that such Award shall (whether on or at some time prior to the occurrence of any such transaction or event) be fully, exercisable, payable, fully vested or otherwise released from any forfeiture restrictions with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

                 (v) To provide that the Award cannot vest, be exercised or become payable after such event.

         8.2 Outstanding Awards - Other Changes. In the event of any other
             ----------------------------------
change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 8, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

         8.3 No Other Rights. Except as expressly provided in the Plan, no
             ---------------
Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

                                   ARTICLE 9

                                 ADMINISTRATION

         9.1 Committee. Unless and until the Board delegates administration of
             ---------
the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term "Committee" as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is both an "outside director," within the meaning of
Section 162(m) of the Code and a Non-Employee Director. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term

"Committee" as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by
Section 9.5. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

         9.2 Action by the Committee. A majority of the Committee shall
             -----------------------
constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         9.3 Authority of Committee. Subject to any specific designation in the
             ----------------------
Plan, the Committee has the exclusive power, authority and discretion to:

             (a) Designate Participants to receive Awards;

             (b) Determine the type or types of Awards to be granted to each Participant;

             (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

             (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

             (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

             (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

             (g) Decide all other matters that must be determined in connection with an Award;

             (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

             (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

             (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

         9.4 Decisions Binding. The Committee's interpretation of the Plan, any
             -----------------
Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

         9.5 Delegation of Authority. To the extent permitted by applicable law,
             -----------------------
the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE 10

                          EFFECTIVE AND EXPIRATION DATE

         10.1 Effective Date. The Plan is effective as of the date the Plan is
              --------------
approved by the Company's stockholders (the "Effective Date"). The Plan will be
                                             --------------
deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

         10.2 Expiration Date. The Plan will expire on, and no Award may be
              ---------------
granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the Effective Date or (ii) the date this Plan is approved by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

                                   ARTICLE 11

                    AMENDMENT, MODIFICATION, AND TERMINATION

         11.1 Amendment, Modification, And Termination. With the approval of the
              ----------------------------------------
Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 8),
(ii) permits the Committee to grant

Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 8, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

         11.2 Awards Previously Granted. Except as otherwise permitted pursuant
              -------------------------
to Article 8, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

         11.3 Acceleration Upon a Change in Control. Notwithstanding Section
              -------------------------------------
8.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant's Awards are not converted, assumed, or replaced by a successor, the Committee, in its sole discretion, is hereby authorized to provide that such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and may give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of Section 8.1, Section 8.1 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

                                   ARTICLE 12

                               GENERAL PROVISIONS

         12.1 No Rights to Awards. No Participant, employee, or other person
              -------------------
shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

         12.2 No Stockholders Rights. No Award gives the Participant any of the
              ----------------------
rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

         12.3 Withholding. The Company or any Subsidiary shall have the
              -----------
authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the minimum sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

         12.4 No Right to Employment or Services. Nothing in the Plan or any
              ----------------------------------
Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

         12.5 Unfunded Status of Awards. The Plan is intended to be an
              -------------------------
"unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

         12.6 Indemnification. To the extent allowable pursuant to applicable
              ---------------
law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         12.7 Relationship to other Benefits. No payment pursuant to the Plan
              ------------------------------
shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

         12.8 Expenses. The expenses of administering the Plan shall be borne by
              --------
the Company and its Subsidiaries.

         12.9 Titles and Headings. The titles and headings of the Sections in
              -------------------
the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         12.10 Fractional Shares. No fractional shares of Stock shall be issued
               -----------------
and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

         12.11 Limitations Applicable to Section 16 Persons. Notwithstanding any
               --------------------------------------------
other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

         12.12 Government and Other Regulations. The obligation of the Company
               --------------------------------
to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         12.13 Governing Law. The Plan and all Award Agreements shall be
               -------------
construed in accordance with and governed by the laws of the State of Delaware.